UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 25, 2018

NORTHERN OIL AND GAS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-33999	95-3848122
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 Carlson Parkway, Suite 990 Minnetonka, Minnesota	55305
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (952) 476-9800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

W Energy Acquisition (Amendment)

On September 25, 2018, Northern Oil and Gas, Inc. (the “Company”) entered into an amendment (the “Amendment”) to the purchase and sale agreement, dated July 27, 2018 (as amended, the “Purchase Agreement”), with WR Operating LLC (“W Energy”). The entry into the Purchase Agreement and its material terms were previously disclosed in the Company’s Current Report on Form 8-K filed with the SEC on July 31, 2018. Pursuant to the Amendment, the parties agreed to adjust the closing consideration to (i) increase the cash amount by $17.08 million and (ii) decrease the stock amount by 4,894,938 shares, and to forego the lock-up release for the month of October 2018.

The foregoing description of the Amendment is qualified by reference to the full text of the Amendment, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 2.01.	Completion of Acquisition of Disposition of Assets.

Closing of W Energy Acquisition

On October 1, 2018, the Company completed its acquisition (the “W Energy Acquisition”) of certain oil and gas properties and interests from W Energy, effective as of July 1, 2018. The acquired assets consist of approximately 27.2 net producing wells and 5.9 net wells in progress, as well as approximately 10,633 net acres in North Dakota, which the Company estimates will generate approximately 51.9 net undrilled locations.

In accordance with the Purchase Agreement, W Energy is receiving approximately $114.8 million in cash and 51,476,961 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”). The cash portion of the initial consideration is net of preliminary and customary purchase price adjustments and remains subject to final post-closing settlement between the Company and W Energy, which is expected to be finalized by the end of the second quarter of 2019. The Company funded the cash portion of the closing payment with cash on hand.

The Purchase Agreement provides for a limited lock-up on the shares issued at closing over a 13-month post-closing period, and also provides for potential additional consideration to be paid by the Company during the 13-month post-closing period if its Common Stock trades below certain price targets. Any such additional consideration may be paid, at the Company’s election, in either cash or (after March 2019) additional shares of Common Stock, provided that the Company cannot issue more than 7,564,875 additional shares of Common Stock to W Energy. The material terms of the Purchase Agreement were previously disclosed in Item 1.01 of the Current Report on Form 8-K filed on July 31, 2018 (file no. 001-33999), which is incorporated herein by reference.

In accordance with the Purchase Agreement, the Company entered into a Registration Rights Agreement with W Energy, dated October 1, 2018, which obligates the Company to prepare and file a registration statement covering the resale of the shares of Common Stock issued and issuable under the Purchase Agreement and to seek and maintain effectiveness of the same. The Company has agreed, among other things, to indemnify the selling stockholders under the registration statement with respect to certain liabilities and to pay all fees and expenses incident to the Company’s obligations under the Registration Rights Agreement. The foregoing description of the Registration Rights Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified by, the full text of the Registration Rights Agreement, which is filed as Exhibit 10.2 hereto and incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The disclosure in Item 2.01 relating to the issuance of the shares of Common Stock (the “Shares”) in connection with the W Energy Acquisition is incorporated by reference into this Item 3.02. The Shares were issued pursuant to the Purchase Agreement in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act, to a limited number of persons who are “accredited investors” or “sophisticated persons” as those terms are defined in Rule 501 of Regulation D promulgated by the U.S. Securities and Exchange Commission, without the use of any general solicitation or advertising to market or otherwise offer the securities for sale. None of the Shares have been registered under the Securities Act, or applicable state securities laws and none may be offered or sold in the United States absent registration under the Securities Act or an exemption from such registration requirements.

Item 7.01.	Regulation FD Disclosure.

On October 1, 2018, the Company issued a press release announcing the closing of the W Energy Acquisition. The full text of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

The Company intends to file the financial information required to be filed pursuant to Item 9.01(a) of Form 8-K by amendment to this Current Report on Form 8-K not later than 71 calendar days after the date this Current Report on Form 8-K is required to be filed.

(b)	Pro Forma Financial Information.

The Company intends to file any pro forma financial information required by Item 9.01(b) of Form 8-K by amendment to this Current Report on Form 8-K not later than 71 calendar days after the date this Current Report on Form 8-K is required to be filed.

(d)	Exhibits.

Exhibit No.	Description	Method of Filing

2.1	Purchase and Sale Agreement with WR Operating LLC, dated July 27, 2018* (incorporated by reference to Exhibit 2.1 to Current Report on Form 8-K filed July 31, 2018 (file no. 001-33999))	Incorporated by Reference

10.1	First Amendment to Purchase and Sale Agreement with WR Operating LLC, dated September 25, 2018	Filed Electronically

10.2	Registration Rights Agreement with WR Operating LLC, dated October 1, 2018	Filed Electronically

99.1	Press Release, dated October 1, 2018	Furnished Electronically

*

Certain schedules and exhibits have been omitted in accordance with Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 1, 2018	NORTHERN OIL AND GAS, INC.

	By	/s/ Erik Romslo
Erik Romslo Executive Vice President, General Counsel and Secretary